AGREED FORM





                            DATED           , 1999




                     [RELEVANT GLYNWED COMPANY] LIMITED

                                   -and-

                         GLYNWED PROPERTIES LIMITED

                                   -and-

                        NIAGARA LASALLE (UK) LIMITED

                                   -and-

                            NIAGARA CORPORATION




                       ------------------------------

                                 SIDE DEED
                       relating to land and buildings
                                  known as
                [                                             ]
                     and lease dated [                   ]
                               of that property
                        ------------------------------





                               ALLEN & OVERY
                                   London
                                PY:485163.3


                                   CONTENTS


CLAUSE                                                                    PAGE


1.    DEFINITIONS............................................................1

2.    INTERPRETATION.........................................................2

3.    THIS DEED..............................................................3

4.    VARIATIONS.............................................................3

5.    GROUP COMPANIES........................................................3

6.    GUARANTEE..............................................................5

7.    TERMINATION............................................................5

8.    ASSIGNMENTS............................................................5

9.    NO SURRENDER...........................................................6

10.   GENERAL................................................................6

11.   NOTICES................................................................6

12.   GOVERNING LAW AND JURISDICTION.........................................7

13.   REGISTRATION...........................................................7


THIS DEED is made on [                    ], 1999

BETWEEN:

(1) [RELEVANT GLYNWED COMPANY] LIMITED (registered number [ ]) whose registered office is at Headland House, New Coventry Road, Sheldon, Birmingham ("GLYNWED");

(2) GLYNWED PROPERTIES LIMITED (registered number 254047) whose registered office is at Headland House, New Coventry Road, Sheldon, Birmingham; and

(3) NIAGARA LASALLE (UK) LIMITED (registered number 3725308) whose registered office is at Bouverie House, 154 Fleet Street, London EC4A 2JD ("Niagara"); and

(4) NIAGARA CORPORATION a corporation organised and existing under the Laws of the State of Delaware, whose principal office is at 667 Madison Avenue, New York 10021, USA (the "Guarantor".)

RECITALS

(A) This Deed is supplemental to the Lease by which the Property was demised for the Term.

(B) Glynwed is the landlord under the Lease, Niagara is the Tenant under the Lease and the Guarantor is the guarantor under the Lease.

(C) Glynwed Properties Limited is the beneficial owner of the Property and has confirmed its consent to this Deed.

(D) The parties have agreed that the terms of the Lease shall be varied in accordance with the terms of this Deed.

THIS DEED WITNESSES as follows:

2.    DEFINITIONS

      In this Deed:

      [FOR LONG LEASEHOLD PROPERTIES ONLY - "CONSENT" means in relation to any leasehold part of the Property the consent of any superior landlord to the underletting of the leasehold part to Niagara Corporation and the proposed undertenant (as joint tenants)];

      "LANDLORD" means the person for the time being entitled to the reversion immediately expectant on the determination of the Term;

      "LEASE" means the lease of even date herewith and made between Glynwed (1) Niagara (2) and the Guarantor (3) in respect of the Property and includes all deeds and documents supplemental to it;

      "LEASE RENEWAL DEED" means a deed of even dated herewith and made between Glynwed (1), Niagara (2) and the Guarantor (3);

      "OPTION DEED" means a deed of even dated herewith and made between Glynwed (1), Niagara (2) and the Guarantor (3);

      "PROPERTY" means [            ] as more particularly described in the
      Lease;

      "PROPERTY AGREEMENT" means an agreement between Glynwed Property Management Limited (1), Glynwed Properties (2), Niagara LaSalle (UK) Limited (3), Niagara Corporation (4) and Glynwed International Plc
      (5);

      "SALE OF BUSINESS AGREEMENT" means an agreement dated ,1999 and made between Glynwed Steels Limited (1) Glynwed International plc (2) Niagara LaSalle (UK) Limited (3) and Niagara Corporation (4) including the schedules thereto;

      "TENANT" means the person named as tenant in the Lease;

      "TERM" means the term of years granted by the Lease.

3.    INTERPRETATION

(1) Where there are two or more persons included in the expressions "Glynwed", "Niagara" or "Guarantor" each reference to Glynwed or Niagara or the Guarantor includes a separate reference to each of those persons.

(2) Any reference, express or implied, to an enactment includes references to:

      (a) that enactment as amended, extended or applied by or under any other enactment (before or after the execution of this Deed);

      (b) any enactment which that enactment re-enacts (with or without modification);

      (c) any subordinate legislation made (before or after the execution of this Deed) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above; and

      (d) any consents, licences and permissions given (before or after the execution of this Deed) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above or under that subordinate legislation and any conditions contained in those consents, licences and permissions.

(3) Any reference, express or implied, to enactments generally includes subordinate legislation and any legislation of the European Union that is directly applicable in the United Kingdom and includes existing enactments and those that come into effect during the Term.

(4)   Sub-clauses (1) to (3) above apply unless the contrary intention appears.

(5)   The headings in this Deed do not affect its interpretation.

4.    THIS DEED

(1) The provisions of this Deed shall only apply while the Term of the Lease is vested in Niagara and then only during the period commencing on the date of the Lease and ending on the day before the date of the first transfer/assignment of the Lease by Niagara after that date or while Niagara is a guarantor of the obligations of the Tenant in the Lease under an authorised guarantee agreement.

(2) For the avoidance of doubt, the provisions of this Deed shall not apply to any renewal of the Lease.

5.    VARIATIONS

      The provisions of the Lease shall be varied in accordance with the provisions set out in the Schedule to this Deed [To be inserted for all the properties except Jubilee Works and Planetary Road - provided that if at any time the Tenant fails to insure the Property pursuant to the insurance provisions set out in paragraph 7 of the Schedule to this Deed the Landlord may insure the Property in accordance with the provisions set out in the Lease in accordance with the provisions of paragraph 7(6) of the Schedule.]

6.    GROUP COMPANIES

      EITHER [To be inserted for all properties except Lower Church Lane, Tipton and Jubilee Works]

      Notwithstanding the provisions of sub-clause 7(3)(d) of the Lease, if the Tenant wishes to assign the Lease to a company which is a member of the same group as the Tenant (within the meaning of s-42 of the Landlord and Tenant Act 1954) the following provisions shall apply:

      (1) the Tenant shall give not less than one month's notice in writing to the Landlord of its intention to do so, (giving details of the proposed assignee) accompanied by a notice to terminate the Lease pursuant to clause 12 of the Lease and provided the two notices are served on the Landlord at the same time, the notice period required under clause 12(1) of the Lease shall be one month for the purpose of this clause;

      (2) on the expiry of the Tenant's notice to terminate the Landlord will grant a new lease of the Property to the group company as notified to the Landlord pursuant to sub-clause (1), as tenant and to the Guarantor as guarantor, on the same terms as the Lease in all respects (excluding the duration of the term) for the residue of the Term;

      (3) on the expiry of the Tenant's notice to terminate the Landlord, the Tenant and the Guarantor under the new lease will enter into a new side deed, option deed and lease renewal deed in the same form as this Deed, the Option Deed and the Lease Renewal Deed respectively with such amendments as are necessary to ensure that all those deeds are treated as replacing the previous deeds and not, for example, starting any time periods to run afresh;

      (4) notwithstanding clause 7(4)(d) of the Lease, no rent deposit will be payable on the grant of the new lease;

      (5) the notice to terminate given by the Tenant pursuant to sub-clause (1) above shall not be effective to terminate the Lease until such time as the new lease referred to in sub-clause (2) and the agreements referred to in sub-clause (3) above are completed.

OR    [For Lower Church Lane, Tipton and Jubilee Works only]

      Notwithstanding the provisions of sub-clause 7(3)(d) of the Lease, if the Tenant wishes to assign the Lease to a company which is in the same group as the Tenant (within the meaning of section 42 of the Landlord and Tenant Act 1954) the following provisions shall apply:

      (1) the Tenant shall give not less than three months' notice in writing to the Landlord of its intention to do so (giving details of the proposed assignee) accompanied by a notice to terminate the Lease pursuant to clause 12 of the Lease and provided the two notices are served on the Landlord at the same time the notice period required under clause 2(1) of the Lease shall be 3 months for the purpose of this clause;

      (2) on the expiry of the Tenant's notice to terminate the Landlord will grant:

            (a) a new lease of the Property to the group company, as notified to the Landlord pursuant to sub-clause (1) above, as tenant and to the Guarantor as guarantor, on the same terms as the Lease in all respects (excluding the duration of the term) for the residue of the Term;

            (b) a new side deed, option deed and lease renewal deed in the same form as this Deed, the Option Deed and the Lease Renewal Deed respectively with such amendments as are necessary to ensure that all those deeds are treated as replacing the previous deeds and not, for example, starting any time periods to run afresh;

            provided that the Consent has been granted;

      (3) if Consent has not been obtained prior to the expiry of the Tenant's notices served pursuant to sub-clause (1) above the notices shall be invalid and the Landlord shall not be obliged to grant a new lease, side deed, option deed and lease renewal deed and the Lease shall not be determined provided that if by the expiry of the notice period under the Tenant's notices Consent has not been formally granted but in principle approval has been obtained from the superior landlord the notice period shall be extended to the earlier of:

            (a)   the date Consent is refused in writing;

            (b)   the date 3 working days after Consent is granted;

            (c) the date of the end of the Term under the Lease (howsoever determined); and

            (d) the date 6 months from the expiry of the notice period first given under the Tenant's notices;

      (4) notwithstanding clause 7(4)(d) of the Lease, no rent deposit will be payable on the grant of the new lease;

      (5) the Landlord shall use its reasonable endeavours to obtain the Consent as quickly as possible and the costs of the Landlord, any superior landlord and mortgagees of any of them (including
            VAT) in connection with the application for such Consent shall be borne by the Tenant.

7.    GUARANTEE

      In consideration of Glynwed entering into this Deed at the Guarantor's request, the Guarantor guarantees to Glynwed the obligations and liabilities of Niagara under this Deed such guarantee to be on the same term as the guarantee provisions set out in clause 8 of the Property Agreement which is hereby incorporated into this Deed subject to all necessary amendments to ensure that the guarantee applies to this Deed.

8.    TERMINATION

      (1) This Deed shall terminate on the termination of the Lease (through effluxion of time, forfeiture or otherwise) unless the Tenant is granted relief from forfeiture but, notwithstanding any such termination, the Tenant shall be under no greater liability to the Landlord in relation to any period prior to such termination than it would have been if the Deed had not terminated.

      (2) On the first assignment of the whole of the Property clause 4 (to the extent of the variations set out in paragraphs 1 to 9 in the Schedule to this Deed inclusive) and clause 5 shall cease to apply.

      (3) On the second assignment of the whole of the Property clause 4 (to the extent of the variations set out in paragraphs 10 and 11 in the Schedule to this Deed) shall cease to apply.

      (4) On an underletting of the whole of the Property clause 4 (to the extent of the variations set out in paragraphs 1 to 9 in the Schedule to this Deed inclusive) shall cease to apply.

9.    ASSIGNMENTS

      This Deed is not capable of assignment by Niagara and is personal to it.

10.   NO SURRENDER

      This Deed is not intended to and does not effect any surrender of the Lease or the grant of any new lease.

11.   GENERAL

(1)   DISPUTES

      Any dispute regarding a provision of this Deed shall be determined by a single arbitrator agreed by Glynwed and Niagara or, failing agreement, by a single arbitrator appointed by the president or his deputy for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Act 1996.

(2)   JOINT AND SEVERAL LIABILITY

      Where Niagara or Glynwed or the Guarantor is more than one person:

      (a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this Deed; and

      (b) Glynwed may release or compromise the liability of any of those persons under this Deed or grant any time or other indulgence without affecting the liability of any other of them.

(3)   NOTICES IN WRITING

      Every notice, consent, approval or direction given under this Deed shall be in writing.

(4)   COUNTERPARTS

      This Deed may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same Deed and any party may enter into this Deed by executing a counterpart.

12.   NOTICES

      (1) Any notice or other document to be served under this agreement may be delivered or sent by post or facsimile process to the party to be served as follows:

            (a) to Glynwed at the address set out in this Agreement marked for the attention of the Company Secretary;

            (b)   to Niagara at:

                  Victoria Steel Works
                  Bull Lane
                  Moxley
                  Wednesbury
                  West Midlands    WS10 8RS

                  marked for the attention of Tony Bagshaw;

            (c)   to the Guarantor at:

                  667 Madison Avenue
                  New York, 10021
                  USA

            or at such other address as it may have notified to the other party in accordance with this clause. Any notice or other document sent by post shall be sent by prepaid first class recorded delivery post (if within the United Kingdom) or by prepaid registered airmail (if elsewhere).

      (2) Any notice or other communication shall be deemed to have been duly given:

            (a) if delivered personally, when left at the address referred to in subclause (1); or

            (b) if sent by recorded mail other than airmail, two days after posting it; or

            (c)   if sent by registered airmail, six days after posting it,

            provided always that a notice given in accordance with the above but received on a day which is not a Business Day or after business hours on a Business Day in the place of receipt will only be deemed to be given on the next Business Day in that place.

13.   GOVERNING LAW AND JURISDICTION

(1) This Deed is governed by and shall be construed in accordance with English Law.

(2) The Guarantor submits to the jurisdiction of the English Courts for all purposes relating to this Deed and appoints Niagara's solicitors, Paisner & Co of Bouverie House, 154 Fleet Street, London EC4Y 2JD (or such other solicitors as shall subsequently be notified by the Guarantor to Glynwed as its agent for service of process with respect thereto.

14.   REGISTRATION

(1) Immediately following the date of this Deed, Glynwed shall place its land certificates relating to the Property on deposit at HM Land Registry to permit Niagara to note the provisions of this Deed on the register of title for the Property.

[AND FOR BLACKBROOK ROAD, DUDLEY ONLY

(2) In relation to the part of the Property registered under title number WM159185 for which Glynwed will apply for a replacement land certificate the provisions of sub-clause (1) above shall only apply once Glynwed or the Glynwed's solicitors have notified Niagara or Niagara's solicitors of the replacement title number.]

IN WITNESS of which this Deed has been executed as a deed in writing and has been delivered on the date which first appears on page 1.


                                   SCHEDULE

The provisions of the Lease shall be varied as follows:

1. [For all the properties except Jubilee Works and Planetary Road - In Clause 1 (Definitions) the definition of "Insured Risks" shall be deleted and replaced with the following definition:

      "INSURED RISKS" means all risks of physical loss or damage (including but not limited to subsidence and theft) as is generally available under an all risks policy from time to time available in the insurance market.]

2. A new paragraph shall be inserted after sub-clause 5(3)(e) (outgoings) as follows:

      "provided that nothing contained in this sub-clause 5(3) shall oblige the Tenant to pay for any charges which relate purely to the Tenant's business and for which the seller under the Sale of Business Agreement is responsible pursuant to the terms of that agreement".

3. [For all the properties except Jubilee Works and Planetary Road - Sub-clause 5(4)(a) shall be amended so that the wording "or repair damage caused by an Insured Risk save where: "shall be deleted from the last line of the sub- paragraph (a) and sub- paragraphs
      5(4)(a)(I) and (ii) shall be deleted.]

4.    Sub-clause 7 (10)(a) (Underlease requirements) shall not apply.

5. Sub-clause 7 (10)(b) (Underlease requirements) shall be replaced with the following words:

      "(b) not grant any underlease at a rent which at the of grant of the underlease is less than the rent then payable under this Lease;"

6. In sub-clause 7 (10)(c), the words "accept the surrender of or" shall be deleted from the first line.

7. [For all properties except Jubilee Works and Planetary Road - Clause 8 (Insurance) shall be deleted and replaced with the following new Clause 8:

      "8.   INSURANCE

      (1)   TENANT'S INSURANCE OBLIGATIONS

            The Tenant shall keep the Property insured in the joint names of the Landlord and the Tenant with insurers or underwriters of repute in accordance with the provisions of this clause.

      (2)   SUM AND RISKS INSURED

            The Property shall be insured in a sum not less than its full reinstatement cost against loss or damage by the Insured Risks and the insurance shall extend to architects and other professional fees in relation to reinstatement of the Property and the cost of demolition and removal of debris.

      (3)   INSURANCE UNAVAILABLE

            The Tenant will immediately notify the Landlord if the Tenant is unable to arrange insurance in compliance with the provisions of this clause either in whole or in part.

      (4)   REINSTATEMENT

            If the Property is destroyed or damaged by any of the Insured Risks, then the Tenant shall use reasonable endeavours to:

            (a) obtain all consents and permissions necessary for reinstatement as soon as reasonably possible; and

            (b) subject to obtaining those consents and permissions, lay out as soon as practicable all insurance monies received by the Tenant and an amount equal to any excess imposed by the insurers in reinstating the Property making good any shortfall out of its own money.

      (5)   FAILURE TO REINSTATE

            (a) If reinstatement in accordance with sub-clause (4) has not commenced within 9 months of the date of the destruction or damage and provided the Tenant is not prevented from commencing reinstatement because of a supervening event (as defined in sub-clause (10) below) and the Tenant does not within 10 working days of the expiry of that 9 month period exercise the option contained in the Option Deed or if the Tenant exercises the option but subsequently fails to complete the purchase in accordance with the Option Deed the Landlord may at any time after the expiry of the 10 working days or the failure to complete serve written notice on the Tenant terminating the Lease with immediate effect and the provisions of clause 12(3) of the Lease will apply to such termination.

            (b) If reinstatement by the Tenant has not been completed in accordance with sub- clause (4) above by the date 3 years from the date of destruction or damage of the Property either party may at any time after the expiry of the 3 year period serve 10 days written notice on the other terminating the Lease, such termination to take effect on the expiry of the Landlord's written notice and the provisions of clause 12(3) of the Lease will apply to such termination.

                  On the termination of the Lease under sub-paragraphs (a) or (b) of this sub- clause the Tenant shall pay all insurance monies together with an amount equal to any shortfall (save as set out in sub-clause 8(12)(a) below) in the full reinstatement value of the Property and the cost of architects and other professional fees or demolition and removal of debris to the Landlord save to the extent that the Tenant has properly applied any portion of the insurance monies with the prior written approval of the Landlord to the reinstatement of the Property up to the date of termination of the Lease by the Landlord. Any dispute as to the amount to be paid by the Tenant shall be referred to arbitration.

                  Any Landlord's notice to terminate the Lease served under this sub-clause shall not take effect if at any time prior to the expiry of the notice the Tenant exercises its option to purchase the freehold of the Property pursuant to the Option Deed provided that if the Tenant subsequently fails to complete the purchase in accordance with the Option Deed the Landlord may at any time serve a further notice on the Tenant terminating the Lease with immediate effect and the provisions of clause 12(3) of the Lease will apply to such termination.

      (6)   FAILURE TO INSURE

            If the Tenant fails to insure in accordance with this clause 8 the Landlord may (but without prejudice to its other rights, including its right of re-entry) insure in accordance with this clause (but in its sole name or in the joint names of the Landlord and Tenant, at the Landlord's option) and all premiums paid by the Landlord and all incidental expenses will be re-paid by the Tenant to the Landlord on demand.

      (7)   PRODUCTION OF POLICY

            Whenever reasonably required to do so by the Landlord, the Tenant shall produce to the Landlord a copy of the insurance policy or other evidence of it and evidence of payment of the last premium.

      (8)   NOTICE OF DAMAGE

            If the Property is destroyed or damaged by any of the Insured Risks, the Tenant shall give notice to the Landlord as soon as the destruction or damage comes to the notice of the Tenant or ought to have come to the notice of the Tenant and shall, within 1 month of such destruction or damage, notify the Landlord as to whether or not the Tenant wishes to proceed to reinstate the Property. If the Tenant notifies the Landlord that the Tenant does not wish to reinstate the Property then all insurance monies shall belong to the Landlord free of any interest of the Tenant and the Tenant will take all steps necessary which are in the Tenant's control or ought reasonably to be in its control to ensure that all insurance monies and an amount equal to the any shortfall (save as set out in sub-clause 8(12)(a) below) in the full reinstatement value of the Property and the cost of the architects and other professional fees in relation to the reinstatement of the Property and the cost of demolition and removal of debris are paid to the Landlord (including paying to the Landlord any which are paid to the Tenant) and (subject to complying with these obligations as to insurance monies) the Tenant will be released from the Tenant's obligation to reinstate under sub-clause (4) above and the Landlord may, with immediate effect, reinstate the Property and this Lease will terminate on the date 12 months after service of the Tenant's notice stating that the Tenant does not wish to reinstate. If the Tenant notifies the Landlord that it does wish to reinstate the Property then the Tenant 's break option contained in clause 12 of the Lease shall be suspended until such time as the Property is full reinstated by the Tenant in accordance with sub-clause
            (4) above. Termination will not affect either party's rights in connection with any breach by the other of their respective obligations in this Lease which may have occurred before the date on which this Lease terminates including (without limitation) the Landlord's rights in relation to any breach of the obligations contained in clause 8(2).

      (9)   PREVENTION OF REINSTATEMENT

            The Tenant shall not be obliged to reinstate the Property in accordance with sub-clause (4) while prevented by a supervening event. If the Tenant is unable to commence reinstatement within twelve months from the date of destruction or damage because of a supervening event and the Property or a substantial part of it is unfit for occupation either party may determine the Term by serving notice on the other at any time within one month of the end of the twelve month period. For the avoidance of doubt any notice served by the Landlord under this sub-clause to determine the Lease shall not take effect if at the time of service the Tenant has exercised its option to purchase the freehold of the Property pursuant to the Option Deed provided that if the Tenant subsequently fails to complete the purchase in accordance with the Option Deed the Landlord may at any time serve a further notice on the Tenant terminating the Lease with immediate effect. On service of a notice to terminate the Term shall cease but without prejudice to any rights that the either party may have against the other for breach of any of the covenants by the Landlord or the Tenant or the conditions in this Lease and the Tenant shall pay all insurance monies together with an amount equal to any shortfall in the full reinstatement value of the Property (save as set out in sub-clause 8(12)(a) below) and the cost of architects and other professional fees in relation to the reinstatement of the Property and the cost of demolition and removal of debris to the Landlord save to the extent that the Tenant has properly applied any portion of the insurance monies with the prior written approval not to be unreasonably withheld of the Landlord to architects or other professional fees or debris removal or demolition in attempting to reinstate the Property up to the happening of the supervening event. Any dispute as to the amount to be paid by the Tenant shall be referred to arbitration.

      (10)  SUPERVENING EVENT

            In sub-clause (5) and (9) a supervening event means any of the following:

            (a) inability of the Tenant to obtain the consents and permissions referred to in sub-clause (4) despite using all reasonable endeavours to do so;

            (b) grant of any of the consents or permissions subject to a lawful condition with which it would be unreasonable to expect the Tenant to comply or the Tenant being requested as a precondition to obtaining any of the consents or permissions to enter into an agreement with the planning authority or any other authority containing conditions with which it would be unreasonable to expect the Tenant to comply;

            (c) some defect in the site upon which reinstatement is to take place so that it could not be undertaken; and

            (d) prevention of reinstatement by any cause beyond the control of the Tenant.

      (11)  DOUBLE INSURANCE

            Save as provided in this Deed, the Property Agreement and the Sale of Business Agreement the Landlord shall not effect any insurance relating to the Property against any of the Insured Risks.

      (12)  VITIATION

            (a) If the Landlord does or omits to do anything at the Property which makes the Tenant's insurance policy void or voidable the Landlord shall make up any shortfall in the insurance proceeds out of its own money.

            (b) The Landlord may, at any time, request that the Tenant obtain and upon such a request the Tenant shall use reasonable endeavours to obtain an insurance policy that contains a non-vitiation provision provided that the Landlord shall pay to the Tenant any increase in the amount of premium attributable to the inclusion of the non-vitiation provision.

8.    A new sub-clause 11 (16) shall be added as follows:

      "(16) PROVISO"

      Nothing contained in this Lease shall:

      (a) impose or be deemed to impose any obligation on the part of the Tenant in relation to any matters to the extent that the Seller (as defined in the Sale of Business Agreement) is liable under the Sale of Business Agreement for such matter;

      (b) impose or be deemed to impose any obligation on the part of the Tenant in respect of which and to the extent that the Tenant's liability is excluded under the Sale of Business Agreement;

      (c) impose or be deemed to impose any obligation on the part of the Tenant in relation to any matter in respect of which the Sale of Business Agreement limits the Tenant's liability beyond the extent to which the Tenant is liable under the Sale of Business Agreement; and

      (d) impose or be deemed to impose any obligation which shall reduce the liability of the Seller to perform its obligations and liabilities under the Sale of Business Agreement.

9. For the avoidance of doubt clauses 5(20) and 8(12) of the Lease shall apply to the obligations of the Tenant under the Lease as varied by this Deed.

10.   Schedule 5 shall be deleted and replaced by the following:

                                  "SCHEDULE 5

                                   GUARANTEE

(1) In consideration of the mutual covenants contained in this Lease, the Guarantor guarantees to the Landlord and shall procure the due and punctual performance of each obligation of the Tenant under this Lease and shall pay to the Landlord from time to time on demand, or procure that the Tenant shall pay, any sum which the Tenant is at any time liable to pay to the Landlord and which has not been paid at the time the demand is made.

(2)   The obligations of the Guarantor under subclause (1):

      (a) constitute direct, primary, unconditional and irrevocable obligations without the need for any recourse on the part of the Landlord against the Tenant;

      (b) shall not be affected or impaired by any concession, time or indulgence granted by the Landlord or by any other dealing or thing which would but for this sub-clause (2)(b) operate to discharge or reduce that liability; and

      (c) shall not be affected or impaired by anything (including any legal limitation, disability or incapacity on the part of the Tenant) which causes any of the obligations of the Tenant under this Lease to be or become invalid or unenforceable.

(3) If any of the obligations of the Tenant under this agreement is or becomes invalid or unenforceable the Guarantor shall perform and discharge all such obligations as if they were primary obligations of the Guarantor or shall procure that the Tenant performs and discharges all such obligations.

(4) The guarantee set out in this clause shall extend to any costs, charges and expenses incurred by the Landlord in enforcing or seeking its enforcement.

(5) The Guarantor shall make any payments due from it under this clause in full and, without any deduction or withholding in respect of any claim whatsoever (whether by way of set-off, counterclaim or otherwise).

(6) If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

(7)   If:

      (a) the Tenant (being a company) enters into liquidation and the liquidator disclaims this Lease; or

      (b) the Tenant (being a company) is dissolved and the Crown disclaims this Lease; or

      (c) the Tenant (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease; or

      (d)   this Lease is forfeited,

      then within six months after the disclaimer or forfeiture the Landlord may require the Guarantor by notice to accept a lease of the Property for a term equivalent to the residue which would have remained of the Term if there had been no disclaimer or forfeiture at the same rents and subject to the same covenants and conditions (including those as to the review of rent) as are reserved by and contained in this Lease (with the exception of this Schedule).

(8) The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer or forfeiture and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer or forfeiture as if the new lease had been granted on the date of disclaimer or forfeiture.

(9) The Guarantor or his personal representatives shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

(10) If the Landlord does not require the Guarantor to take a Lease of the Property, the Guarantor shall pay to the Landlord on demand a sum equal to the rent that would have been payable under this Lease but for the disclaimer or forfeiture in respect of the period from the date of the disclaimer or forfeiture until the date which is six months after the date of the disclaimer or forfeiture or the date on which the property has been re-let by the Landlord, whichever first occurs.

(11) If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Tenant under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT."

11.   Schedule 6 shall be deleted and replaced by the following:

                                  "SCHEDULE 6

                        AUTHORISED GUARANTEE AGREEMENT

1. The Guarantor guarantees to the Landlord and shall procure the due and punctual performance by the Assignee throughout the Guarantee Period of each obligation of the Tenant under this Lease and shall pay to the Landlord from time to time on demand, or procure that the Assignee shall pay, any sum which the Assignee under this Lease is at any time liable to pay to the Landlord and which has not been paid at the time the demand is made.

2.    The obligations of the Guarantor under paragraph 1:

      (a) constitute direct, primary, unconditional and irrevocable obligations without the need for any recourse on the part of the Landlord against the Assignee;

      (b) shall not be affected or impaired by any concession, time or indulgence granted by the Landlord or by any other dealing or thing which would but for this paragraph (2)(b) operate to discharge or reduce that liability; and

      (c) shall not be affected or impaired by anything (including any legal limitation, disability or incapacity on the part of the Assignee) which causes any of the obligations of the Assignee under this Lease to be or become invalid or unenforceable.

3. If any of the obligations of the Assignee under this Lease is or becomes invalid or unenforceable the Guarantor shall perform and discharge all such obligations as if they were primary obligations of the Guarantor or shall procure that the Assignee performs and discharges all such obligations.

4. The guarantee set out in this paragraph shall extend to any costs, charges and expenses incurred by the Landlord in enforcing or seeking its enforcement.

5. The Guarantor shall make any payments due from it under this paragraph in full and, without any deduction or withholding in respect of any claim whatsoever (whether by way of set-off, counterclaim or otherwise).

6. If the Landlord brings proceedings against the Assignee, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

7. If during the Guarantee Period the Assignee (being a company) enters into liquidation and the liquidator disclaims this Lease, or the Assignee (being a company) is dissolved and the Crown disclaims this Lease, or the Assignee (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease, then within six months after the disclaimer the Landlord may require the Guarantor by notice to enter into a new lease of the Property for a term equivalent to the residue which would have remained of the term granted by this Lease if there had been no disclaimer at the same rents and subject to the same covenants and conditions (including as to the review of rent) as are reserved by and contained in this Lease.

8. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer as if the new lease had been granted on the date of disclaimer.

9. The Guarantor shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

10. If the Landlord does not require the Guarantor to take a new lease of the Property the Guarantor shall pay to the Landlord on demand a sum equal to the rents that would have been payable under this Lease but for the disclaimer in respect of the period from the date of the disclaimer until the date which is six months after the date of the disclaimer or the date on which the Property has been re-let by the Landlord, whichever first occurs.

11. To the extent that any provision of this guarantee does not conform with section 16 of the Act, that provision shall be severed from the remainder of this guarantee and this guarantee shall have effect as if it excluded that provision.

12. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Assignee under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

13.   In this Schedule:

      "ACT" means the Landlord and Tenant (Covenants) Act 1995;

      "ASSIGNEE" means [insert name of assignee in respect of whom the Tenant is entering into the authorised guarantee agreement];

      "GUARANTEE PERIOD" means the period ending on the date on which the Assignee is released by virtue of the Landlord and Tenant (Covenants) Act 1995."


THE COMMON SEAL OF      )
[RELEVANT GLYNWED       )
COMPANY]LIMITED         )
was affixed in the      )
presence of:            )

                              Director:

                              Secretary:




THE COMMON SEAL OF      )
NIAGARA (UK) LIMITED    )
was affixed in the      )
presence of:            )

                              Director:

                              Secretary:




THE COMMON SEAL OF      )
GLYNWED PROPERTIES      )
LIMITED was affixed in  )
presence of:            )

                              Director:

                              Secretary:




EXECUTED BY             )
NIAGARA CORPORATION     )

ATTEST: